UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2011

TOWER BANCORP, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania

(State or other jurisdiction of incorporation)

001-34277	25-1445946
(Commission file number)	(IRS employer ID)

112 Market Street, Harrisburg, Pennsylvania	17101
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code – (717) 231-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On May 24, 2011, Tower Bancorp, Inc. (“Tower”) will hold its annual meeting of shareholders. At that meeting, Tower’s Chairman and Chief Executive Officer will make a presentation to shareholders. Prior to the annual meeting of shareholders, on May 18, 2011, a presentation will be made to members of the regional advisory boards of the Tower Bank, Graystone Bank and 1N Bank divisions of Graystone Tower Bank, the wholly-owned subsidiary of Tower. A copy of the slide presentation to be delivered at each of the foregoing meetings is furnished in this Report, pursuant to this Item 7.01, as Exhibit 99.1. No part of this Report shall be deemed incorporated by reference into any registration statement filed under the Securities Act of 1933.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Slide Presentation for 2011 Annual Meeting of Shareholders

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TOWER BANCORP, INC.
(Registrant)

Date: May 18, 2011	By:	/s/ ANDREW S. SAMUEL
Andrew S. Samuel
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Slide Presentation for 2011 Annual Meeting of Shareholders